EarthFirst Technologies, Incorporated Retains Equitilink for Investor Relations
October 16, 2003 2:48:00 PM ET

EarthFirst Technologies, Incorporated EFTI, is pleased to announce that it has retained Equitilink, LLC to lead its financial communications and shareholder relations campaign. A San Diego agency, Equitilink provides a variety of custom services for public companies seeking results-oriented investor relations programs. The selection of the investor relations firm follows several weeks of negotiations between the two companies.
Leon Toups, EFTI President, stated, "Our communications to our shareholders and the public need to be presented in the most professional and consistent method possible. We have chosen Equitilink because of their experience in working with our type and size company and because they have expressed a genuine and sincere interest in the services and products we provide. As our plans unfold, they will guide us in content, format and timing to assure the Company is presenting its story in the best light."

"We're pleased to work with the EarthFirst Technologies team and are excited about their long-term business plans and growth strategies," said James J. Mahoney, Managing Director of Equitilink. "As we progress further into the twenty-first century, mankind will feel the ever-increasing need to put our planet first on the agenda. We believe many shareholders already have their priorities straight on this matter. To that end, we look forward to helping this client communicate its growth opportunities and strategies, and achieve greater shareholder value," Mahoney added.

About Equitilink

Equitilink assists public companies in improving their shareholder relations through professional, cost-effective public/investor relations strategies and specializes in working with small-cap and micro-cap companies. Equitilink helps its clients achieve fair market value by expanding public awareness and enhancing corporate image. Additional information is available on the web at equitilinkpr.com

About EarthFirst Technologies, Incorporated

EarthFirst Technologies, Incorporated and its subsidiaries are dedicated to producing environmentally superior products from carbon-rich solid and liquid materials currently considered wastes. The Company has conducted more than five years of extensive research and development on advanced technologies to achieve this goal. Please visit the corporate website at earthfirsttech.com.

Investors are cautioned that certain statements contained in this document as well as some statements in periodic press releases and some oral statements of EFTI officials are "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements which are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "believes," "anticipates," "intends," "plans," "expects," and similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future EFTI actions, which may be provided by management, are also forward-looking statements as defined by the Act. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance, or achievements expressed or implied by such forward-looking statements and to vary significantly from reporting period to reporting period. Although management believes that the assumptions made and expectations reflected in the forward-looking statements are reasonable, there is no assurance that the underlying assumptions will, in fact, prove to be correct or that actual future results will not be different from the expectations expressed in this report. These statements are not guarantees of future performance and EFTI has no specific intention to update these statements.

Contact Information: Equitilink, San Diego, CA Ronald Garner, 877-788-1940